NEWS RELEASE

                                                          FOR IMMEDIATE RELEASE


CONTACT:
Elizabeth Goode, Director Marketing
(661) 295-5600, ext. 2632
goodee@3dsystems.com

Trudy Self, Investor Relations
Self & Associates
(909) 336-5685
tmself@aol.com


              3D SYSTEMS ANNOUNCES Q3 AND NINE MONTHS 2003 RESULTS

     VALENCIA, Calif. - November 10, 2003. 3D Systems Corp. (NASDAQ: TDSC) announced today its results for the third quarter and first nine months of 2003.

     Revenues for the quarter ended September 26, 2003 were $24.9 million compared with revenues of $27.9 in the third quarter of 2002, a decrease of 11%. Operating loss was $3.5 million compared with an operating loss of $5.7 million in the 2002 period. Net loss available to common shareholders for Q3 2003 was $4.3 million or $.34 per fully diluted share compared with a net loss available to common shareholders of $2.2 million or $.17 per fully diluted share in the prior year period.

     Revenues for the first nine months of 2003 were $74.8 million compared with revenues of $84 million in the 2002 nine month period, a decrease of 11%. Operating loss for the first nine months of 2003 was $11.0 million compared with an operating loss of $18.7 million in the 2002 period. Net loss available to common shareholders for the first nine months of 2003 was $14.9 million or $1.17 per fully diluted share compared with net income available to common shareholders of $850,000 or $.06 per fully diluted share in the first nine months of 2002. Included in the results for the 2002 nine month period was a gain of $18.5 million as a result of the Vantico arbitration settlement.

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


3D SYSTEMS ANNOUNCES Q3 AND NINE MONTHS 2003 RESULTS
2-2-2


     "The end of the third quarter, marked the conclusion of a chapter in the history of our company," said Abe Reichental, 3D Systems President and CEO. "During my first 45 days at 3D Systems, I have reached out to a number of our loyal customers and met or spoke with many of our outstanding employees and investors. I came away confident in our ability to leverage all of our privileged assets to deliver to our customers a steady stream of differentiated value-added system solutions centered on improving our customers' bottom line," continued Reichental. "I truly appreciate all of the support given to me and the company during this transition period and look forward to updating you on our immediate plans as the fourth quarter unfolds." 3D Systems will hold a conference call to discuss Q3 2003 results today at 4:30 p.m. Eastern Standard Time (1:30 p.m. Pacific Standard Time). To access the call, dial 877/613-8341 or 706/679-7620 internationally. A recording of the call will be available two hours after the completion of the call for 7 days. To access the recording, dial 800/642-1687 or 706/645-9291 internationally and enter 3789294, the conference call ID number.


ABOUT 3D SYSTEMS

     Founded in 1986, 3D Systems(R), the solid imaging companySM, provides solid imaging products and systems solutions that reduce the time and cost of designing products and facilitate direct and indirect manufacturing. Its systems utilize patented proprietary technologies to create physical objects from digital input that can be used in design communication, prototyping, and as functional end-use parts.

     3D Systems offers a wide range of imaging communication, rapid prototyping and on demand manufacturing systems including the MJM product line (InVision 3-D printer and ThermoJet(R) solid object printer), SLA(R) (stereolithography) systems, SLS(R) (selective laser sintering) systems, and Accura(R) materials (including photopolymers, metals, nylons, engineering plastics, and thermoplastics).

     More information on the company is available at www.3dsystems.com, or by phoning 888/337-9786, or 661/295-5600 ext. 2882 internationally, or email moreinfo@3dsystems.com

Note to editors: "the solid imaging company" is a service mark; and ThermoJet, SLA, SLS, Accura, 3D Systems and the 3D logo are registered trademarks of 3D Systems Inc.

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


3D SYSTEMS ANNOUNCES Q3 AND NINE MONTHS 2003 RESULTS
3-3-3


Certain statements in this news release may include forward-looking statements that express the expectation, prediction, belief or projection of 3D Systems. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance and achievement of 3D Systems to be materially and adversely different from any future results, performance or achievement expressed or implied by these forward-looking statements. Factors that may cause actual results to differ from the forward-looking statements contained in this release and that may affect the company's prospects in general include, but are not limited to; disruption caused by the reconfiguration of the management team, the ability of the Company to refinance its obligations U.S. Bank by November 28, 2003; the funding of amounts of capital adequate to provide for the working capital needs of the Company; actions of competitors and customers; the Company's ability to successfully design and produce new products; customer acceptance of new products; the Company's ability to enter into successful relationships with new customers to fully exploit its products; the Company's ability to successfully implement all elements of its restructuring and cost savings program, and such other factors as are described in the Company's filings with the Securities and Exchange Commission. The Company does not undertake to update any forward-looking statements.

                                 Table follows:

                             3D SYSTEMS CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                 AS OF SEPTEMBER 26, 2003 AND DECEMBER 31, 2002
                                 (IN THOUSANDS)
                                   (UNAUDITED)



                          ASSETS                                        SEPTEMBER 26, 2003            DECEMBER 31, 2002
                                                                        ------------------            -----------------
Current assets:
   Cash and cash equivalents                                              $           5,681             $         2,279
   Restricted cash                                                                    1,653                           -
   Accounts receivable, less allowances for
     doubtful accounts of $2,125 and $3,068                                          18,470                      27,420
   Current portion of lease receivables                                                 252                         322
   Inventories, net of reserves of $2,393 and $1,876                                 12,650                      12,564
   Prepaid expenses and other current assets                                          2,201                       3,687
                                                                        -------------------           ------------------
     Total current assets                                                            40,907                      46,272

   Property and equipment, net                                                       12,767                      15,339
   Licenses and patent costs, net                                                    18,010                      14,960
   Lease receivables, less current portion,
     net of allowance of $821 and $414                                                   56                         553
   Acquired technology, net                                                           6,442                       7,647
   Goodwill                                                                          44,666                      44,456
   Other assets, net                                                                  2,181                       3,006
                                                                        -------------------            -----------------
                                                                          $         125,029             $       132,233
                                                                        ===================            =================


            LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Line of credit                                                         $           8,550             $         2,450
   Accounts payable                                                                   7,715                      10,830
   Accrued liabilities                                                               14,890                      15,529
   Current portion of long-term debt                                                    165                      10,500
   Customer deposits                                                                    614                         801
   Deferred revenues                                                                 13,406                      14,770
                                                                        -------------------            -----------------
     Total current liabilities                                                       45,340                      54,880

   Other liabilities                                                                  3,313                       3,397
   Long-term debt, less current portion                                               3,925                       4,090
   Subordinated debt                                                                 10,000                      10,000
                                                                        -------------------            ------------------
     Total liabilities                                                               62,578                      72,367
                                                                        -------------------            ------------------


Authorized 5,000 preferred shares, Series A preferred stock, authorized 1,000 shares, Series B redeemable preferred stock,
   8% convertible, authorized 2,670 shares, issued and outstanding 2,634
   shares in 2003, mandatory redemption in 2013                                      15,194                            -

Stockholders' equity:
   Common stock, authorized 25,000 shares, issued and
     outstanding 12,734 and issued and outstanding 12,725                                13                           13
   Capital in excess of par value                                                    85,594                       84,931
   Notes receivable from officers for purchases of stock                                (19)                         (59)
   Treasury stock                                                                       (45)                           -
   Preferred stock dividend                                                            (518)                           -
   Accumulated deficit                                                              (35,831)                      (21,419)
   Accumulated other comprehensive loss                                              (1,937)                       (3,600)
                                                                         -------------------           --------------------
     Total stockholders' equity                                                      47,257                        59,866
                                                                         -------------------           --------------------
                                                                          $         125,029             $         132,233
                                                                         ===================           ====================



                             3D SYSTEMS CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
 FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 26, 2003 AND SEPTEMBER 27, 2002
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                              THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                       -------------------------------      ----------------------------
                                                                        SEPTEMBER 27,                       SEPTEMBER 27,
                                                       SEPTEMBER 26,        2002            SEPTEMBER 26,       2002
                                                           2003         (AS RESTATED)           2003       (AS RESTATED)
                                                       -------------   ---------------      -------------  -------------
Sales:
   Products                                            $   15,940       $   18,587           $  48,686      $ 56,958
   Services                                                 8,995            9,327              26,136        27,013
                                                       -----------      -----------          ----------     -----------
     Total sales                                           24,935           27,914              74,822        83,971
                                                       -----------      -----------          ----------     -----------

Cost of Sales:
   Products                                                 8,661            9,303              26,705        31,044
   Services                                                 6,451            6,701              20,020        19,898
                                                       -----------      -----------           ---------     -----------
     Total cost of sales                                   15,112           16,004              46,725        50,942
                                                       -----------      -----------           ---------     -----------
Gross profit                                                9,823           11,910              28,097        33,029
                                                       -----------      -----------           ---------     -----------

Operating expenses:
   Selling, general and administrative                     11,092           11,129              31,467        35,073
   Research and development                                 2,017            3,709               7,180        12,344
   Severance and other restructuring costs                    223            2,734                 474         4,351
                                                       -----------      -----------            --------     -----------
     Total operating expenses                              13,332           17,572              39,121        51,768
                                                       -----------      -----------            --------     -----------

Loss from operations                                       (3,509)          (5,662)            (11,024)      (18,739)

Interest and other expense, net                               394              629               2,281         1,997
Gain on arbitration settlement                                  -                -                   -        18,464
                                                       -----------      -----------           ---------     -----------

(Loss) income before provision for income taxes            (3,903)          (6,291)            (13,305)       (2,272)
Provision for (benefit from) income taxes                     78            (4,079)              1,109        (3,126)
                                                       -----------      -----------           ---------     -----------
Net (loss) income                                          (3,981)          (2,212)            (14,414)          854

Preferred stock dividend                                      320                -                 518             -

Net (loss) income available to common shareholders     $   (4,301)      $   (2,212)          $ (14,932)     $    854
                                                       ===========      ===========          ==========    ===========

Shares used to calculate basic net (loss) income
   available to common shareholders per share              12,778           12,675              12,746        12,881
                                                       ===========      ===========          ==========    ===========

Basic net (loss) income available to
   common shareholders per share                       $    (0.34)      $    (0.17)          $   (1.17)     $   0.07
                                                       ===========      ===========          ==========    ===========

Shares used to calculate diluted net (loss) income
   available to common shareholder per share               12,778           12,675              12,746        13,441
                                                       ===========      ===========          ==========    ===========

Diluted net (loss) income available to
   common shareholders per share                       $    (0.34)      $    (0.17)          $   (1.17)     $   0.06
                                                       ===========      ===========          ==========    ===========
